SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 7, 2005

                                   __________


                               MM COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     000-26585                54-1811721
(State or other jurisdiction of  (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)


         100 N. Wilkes-Barre Blvd,
                 4th Floor,                                         18702
              Wilkes-Barre, PA                                    (Zip code)
  (Address of principal executive offices)

       Registrant's telephone number, including area code: (570) 822-6277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 4.01   Changes in Registrant's Certifying Accountants

      (a) On March 7, 2005, the Audit Committee of the Board of Directors of MM Companies, Inc. (the "Company") dismissed Rothstein, Kass & Company, P.C. ("RK") as the Company's registered independent public accounting firm and approved the engagement of Kronick Kalada Berdy & Co. PC ("KKB") as the Company's independent public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 2004. Pursuant to the Company's Audit Committee Charter, the Audit Committee of the Company's Board of Directors has sole authority to terminate and to appoint the Company's independent auditors. Accordingly, the dismissal of RK and the engagement of KKB were approved solely by the Audit Committee.

            The reports issued by RK on the financial statements of the Company for both of the two most recent fiscal years did not contain any adverse opinion or a disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles. However, the reports issued by RK did contain an explanatory paragraph regarding the entity's ability to continue as a going concern. During the Company's two most recent fiscal years and through the date of this Current Report on Form 8-K, there were no disagreements with RK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of RK, would have caused RK to make reference to the subject matter of the disagreement in connection with its reports.

            The Company provided RK with a copy of the foregoing disclosures and requested in writing that RK furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The confirming letter from RK is attached as Exhibit 16.1 to this Current Report on Form 8-K.

      (b) The Audit Committee of the Company conducted a search for other qualified auditing firms and on March 7, 2005, the Audit Committee retained the auditing services of KKB, located in Kingston, Pennsylvania, effective March 7, 2005, to act as the Company's independent public accountants to audit and certify the Company's financial statements for the fiscal year ending December 31, 2004. During the two most recent fiscal years and through the date of this Current Report on Form 8-K, the Company did not consult with KKB regarding either the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. During the two most recent fiscal years and through the date of this Current Report on Form 8-K, the Company did not consult with KKB regarding any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.


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

Item 9.01   Financial Statements and Exhibits

      (a)   Financial Statements

            Not applicable.

      (b)   Exhibits

            Exhibit    Description
            -------    -----------

            16.1 Letter from Rothstein, Kass & Company, P.C. to the Securities and Exchange Commission dated March 11, 2005.







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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, MM Companies, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 11, 2005


                              MM COMPANIES, INC.


                              By: /s/ Jeremy Anderson
                                 ------------------------------
                                 Jeremy Anderson
                                 Chief Financial Officer









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